Exhibit 11

                     COMPUTATION OF PER SHARE EARNINGS

    The following is a computation of the weighted average number of shares outstanding which is used in the computation of per share earnings for Luby's Cafeterias, Inc. for the three and six months ended February 29, 1996 and February 28, 1995.

    Three months ended February 29, 1996:
     23,340,118 x shares outstanding for 11 days                   256,741,298
     23,345,163 x shares outstanding for 21 days                   490,248,423
     23,398,704 x shares outstanding for 30 days                   701,961,120
     23,529,859 x shares outstanding for 13 days                   305,888,167
     23,590,511 x shares outstanding for 16 days                   377,448,176
                                                                 _____________
                                                                 2,132,287,184
     Divided by number of days in the period                                91
                                                                 _____________
                                                                    23,431,727
    Six months ended February 29, 1996:

     23,313,132 x shares outstanding for 21 days                   489,575,772
     23,315,089 x shares outstanding for 21 days                   489,616,869
     23,320,721 x shares outstanding for 18 days                   419,772,978
     23,331,311 x shares outstanding for  8 days                   186,650,488
     23,334,503 x shares outstanding for 23 days                   536,693,569
     23,340,118 x shares outstanding for 11 days                   256,741,298
     23,345,163 x shares outstanding for 21 days                   490,248,423
     23,398,704 x shares outstanding for 30 days                   701,961,120
     23,529,859 x shares outstanding for 13 days                   305,888,167
     23,590,511 x shares outstanding for 16 days                   377,448,176
                                                                 _____________
                                                                 4,254,596,860
     Divided by number of days in the period                               182
                                                                 _____________
                                                                    23,376,906
    Three months ended February 28, 1995:
     24,383,698 x shares outstanding for 14 days                   341,371,772
     24,270,808 x shares outstanding for 20 days                   485,416,160
     24,189,103 x shares outstanding for 28 days                   677,294,884
     23,851,100 x shares outstanding for 28 days                   667,830,800
                                                                 _____________
                                                                 2,171,913,616
     Divided by number of days in the period                                90
                                                                 _____________
                                                                    24,132,374
    Six months ended February 28, 1995:
     25,074,982 x shares outstanding for 18 days                   451,349,676
     24,941,910 x shares outstanding for 12 days                   299,302,920
     24,934,917 x shares outstanding for 16 days                   398,958,672
     24,713,278 x shares outstanding for 15 days                   370,699,170
     24,520,641 x shares outstanding for 17 days                   416,850,897
     24,416,386 x shares outstanding for 13 days                   317,413,018
     24,383,698 x shares outstanding for 14 days                   341,371,772
     24,270,808 x shares outstanding for 20 days                   485,416,160
     24,189,103 x shares outstanding for 28 days                   677,294,884
     23,851,100 x shares outstanding for 28 days                   667,830,800
                                                                 _____________
                                                                 4,426,487,969
     Divided by number of days in the period                               181
                                                                 _____________
                                                                    24,455,735